Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Tel-Instrument Electronics Corp. (the “Company”), on Form 10-K for the period ended March 31, 2025, as filed with the Securities Exchange Commission on the date hereof (the “Report”), I, Jeffrey C. O’Hara, Chief Executive Officer, certify, pursuant to and solely for the purpose of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

June 30, 2026

By:	/s/ Jeffrey C. O’Hara
Jeffrey C. O’Hara
Chief Executive Officer